SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 15, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                    (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)

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Item 3.   Bankruptcy and Receivership.

On July 15, 2003, United Pan-Europe Communications N.V. (the "Company") issued a press release announcing that on July 11, 2003, the Dutch Attorney General delivered advice to the Dutch Supreme Court (Hoge Raad) (the "Supreme Court"), which concluded that all of the grounds for the appeal in relation to the ratification of the Company's proposed plan of compulsory composition (Akkoord) are without merit and that, therefore, the appeal should be dismissed.

As previously reported, on December 3, 2002, the Company commenced a voluntary Chapter 11 case in the United States Bankruptcy Court for the Southern District of New York (Case No. 02-16020). Simultaneously with the commencement of the Chapter 11 case, the Company also voluntarily commenced a moratorium of payments in The Netherlands under Dutch bankruptcy law and filed the Akkoord with the Amsterdam Court (Rechtbank) (the "District Court") under the Dutch Faillissementswet. On March 13, 2003, the District Court ratified the Akkoord in a written decision, which was confirmed by the Dutch Court of Appeals. The ratification of the Akkoord has been appealed to the Supreme Court. The Supreme Court will be the final point of appeal in relation to the ratification of the Akkoord. The Company believes the appeal is without merit.

The Supreme Court, which is independent of the Dutch Attorney General, generally takes into account the conclusion of the Dutch Attorney General and, in most cases, comes out with the same result as the Dutch Attorney General. It is expected that the Supreme Court will deal with the matter expeditiously. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit Number      Description
               --------------      -----------

               99.1 Press Release dated July 15, 2003 of United Pan-Europe Communications N.V.

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
                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                        By: /s/ Anton A.M. Tuijten
                                           -------------------------------------
                                           Name:  Anton A.M. Tuijten
                                           Title: Member of the Board of
                                                  Management and General Counsel



Dated:  July 15, 2003

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
                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

99.1                Press Release dated July 15, 2003 of United Pan-Europe
                    Communications N.V.

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